UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 8, 2005
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                                Ciena Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-21969                                23-2725311
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        (Commission File Number)             (IRS Employer Identification No.)


   1201 Winterson Road, Linthicum, MD                           21090
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (410) 865-8500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On December 8, 2005, Ciena Corporation issued a press release announcing its financial results for the quarter and year ended October 31, 2005. The text of the press release is furnished as Exhibit 99.1 to this Report. The information in this Report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (d) The following exhibit is being filed herewith:

Exhibit Number      Description of Document
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Exhibit 99.1        Text of Press Release dated December 8, 2005, issued by
                    Ciena Corporation, reporting its results of operations for the quarter and year ended October 31, 2005





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Ciena Corporation


Date: December 8, 2005      By:   /s/ Joseph R. Chinnici
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                                  Joseph R. Chinnici
                                  Senior Vice President,
                                  Finance and Chief Financial Officer